ROCHDALE INVESTMENT TRUST
                                POWER OF ATTORNEY


     KNOWN ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints the following individual:

                  Garrett R. D'Alessandro

to  act  as   attorney-in-fact   and  agent,  with  power  of  substitution  and
resubstitution, for the undersigned in any and all capacities to execute the following documents relating to the Rochdale Investment Trust ("Trust"):

1. Amendments to the Trust's Registration Statement on Form N-1A that are to be filed with the Securities and Exchange Commission ("SEC") pursuant to Rule 485(b) under the Securities Act of 1933 ("1933 Act");

2. Amendments to the Trust's Registration Statement on Form N-1A that are to be filed with the SEC pursuant to Rule 485(a) under the 1933 Act, provided that the Trust's Board of Trustees has approved such filing; and

3. Applications for exemptive relief pursuant to Section 6(c) under the Investment Company Act of 1940 and similar provisions, provided that the Trust's Board of Trustees has approved the filing of such document with the Securities and Exchange Commission.

Each said attorney-in-fact and agent has full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated:  March 5, 2003


                                             /s/_Maxine C. Baretge
                                            ---------------------------
                                            Maxine C. Baretge - Trustee

                            ROCHDALE INVESTMENT TRUST
                                POWER OF ATTORNEY


     KNOWN ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints the following individual:

                  Garrett R. D'Alessandro

to  act  as   attorney-in-fact   and  agent,  with  power  of  substitution  and
resubstitution, for the undersigned in any and all capacities to execute the following documents relating to the Rochdale Investment Trust ("Trust"):

1. Amendments to the Trust's Registration Statement on Form N-1A that are to be filed with the Securities and Exchange Commission ("SEC") pursuant to Rule 485(b) under the Securities Act of 1933 ("1933 Act");

2. Amendments to the Trust's Registration Statement on Form N-1A that are to be filed with the SEC pursuant to Rule 485(a) under the 1933 Act, provided that the Trust's Board of Trustees has approved such filing; and

3. Applications for exemptive relief pursuant to Section 6(c) under the Investment Company Act of 1940 and similar provisions, provided that the Trust's Board of Trustees has approved the filing of such document with the Securities and Exchange Commission.

Each said attorney-in-fact and agent has full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated:  March 7, 2003





                                                /s/  Jerry Roland
                                                ---------------------------
                                                Jerry Roland - Trustee


                            ROCHDALE INVESTMENT TRUST
                                POWER OF ATTORNEY


     KNOWN ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints the following individual:

                  Garrett R. D'Alessandro

to  act  as   attorney-in-fact   and  agent,  with  power  of  substitution  and
resubstitution, for the undersigned in any and all capacities to execute the following documents relating to the Rochdale Investment Trust ("Trust"):

1. Amendments to the Trust's Registration Statement on Form N-1A that are to be filed with the Securities and Exchange Commission ("SEC") pursuant to Rule 485(b) under the Securities Act of 1933 ("1933 Act");

2. Amendments to the Trust's Registration Statement on Form N-1A that are to be filed with the SEC pursuant to Rule 485(a) under the 1933 Act, provided that the Trust's Board of Trustees has approved such filing; and

3. Applications for exemptive relief pursuant to Section 6(c) under the Investment Company Act of 1940 and similar provisions, provided that the Trust's Board of Trustees has approved the filing of such document with the Securities and Exchange Commission.

Each said attorney-in-fact and agent has full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated:  March 5, 2003





                                                /s/  Carl Acebes
                                                -----------------------------
                                                Carl Acebes - Trustee